UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       May 13, 2009

Presidential Realty Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	1-8594	13-1954619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

180 South Broadway, White Plains, New York	10605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (914) 948-1300

No change since last Report

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On May 13, 2009, Presidential Realty Corporation issued the press release announcing financial results for the three months ended March 31, 2009.

A copy of this press release is annexed hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2009	PRESIDENTIAL REALTY CORPORATION

	By:	/s/ Jeffrey F. Joseph
Jeffrey F. Joseph
President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 13, 2009